UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund

Ticker Symbol: (GDIIX)

ANNUAL REPORT

OCTOBER 31, 2021

RNC Genter Dividend Income Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the RNC Genter Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

RNC Genter Dividend Income Fund

October 31, 2021

Dear Shareholders,

We hope everyone reading this letter is doing well and we thank you for your trust in managing the fund.

During the fiscal year ending October 31, 2021, the RNC Genter Dividend Income Fund returned 40.72%. Over the same period, the fund’s primary benchmark, the S&P 500 Value Index1 returned 40.90% and the secondary benchmark, the MSCI US Investable Market High Dividend Yield Index2, returned 38.26%.

After robust economic growth in the first half of 2021 spurred by relief from the COVID-19 shutdown and restrictions, second half Gross Domestic Product (GDP) growth is expected to be more subdued. The emergence of the highly contagious Delta variant resulted in a surge of hospitalizations and deaths during the summer months. This led to renewed restrictions and prevented a full reopening of the economy. In addition, supply chain problems have persisted and even worsened. Many sectors, from retailing to auto manufacturing, are not able to stock their shelves and produce enough to meet demand. One key area of shortage that permeates many areas of production is semiconductors. Since more and more aspects of our daily lives depend on these chips, a shortage impacts the entire economy. As a result of these factors, we expect that near term measures of growth will slow. However, as these current headwinds abate, we expect an improved growth trajectory will carry over into next year. In addition, the more secular underpinnings to economic expansion remain intact: a healthy consumer with money to spend, ongoing massive Fed stimulus (despite expected tapering by year-end), and an unprecedented increase in consumer wealth due to rising stock and home prices. We also see a vibrant labor market leading to increases in wages which will help extend the economic expansion. So, while the peak rate of growth may be behind us, this expansion should continue albeit at a slower rate.

Over the past 12 months the strongest contributor to the fund’s returns was our stock selection within Financials and Consumer Staples. The fund’s Financial holdings were up almost 80%, outpacing the benchmark Financial holdings by 5%. The fund’s Consumer Staple holdings outperformed the index holdings by over 12%. The fund also has had strong returns within the Materials and Technology sectors.

Over the past year the fund was overweight the Financial, Energy and Communication sectors. The portfolio is positioned for continued economic recovery. The fund is overweight sectors we feel should perform well when inflation is higher than normal, and growth is rebounding from 2020 lows. We expect companies will return to the long-term history of their dividend growth rates being more in line with earnings growth rates. These growth rates decoupled during the 2020 recession, and currently payout ratios are well below the historical levels. This could put an upward bias on dividend payouts going forward.

The largest detractor to performance was our stock selection within Industrials and Energy. The RNC Genter Dividend Income strategy focuses on high quality companies that offer higher dividend yields. The Energy sector had over 110% returns over the past twelve months while the strategy holdings were up almost 80%. Many of the outperforming energy companies held in the index are much more highly levered to oil prices and have balance sheets that became stretched during the pandemic. As such, many of these companies do not meet our investment criteria for quality and dividends.

The strategy’s stock selection within Industrials also weighed on returns. The industrial sector has recovered strongly and currently most companies within the sector do not meet our 2.5% minimum yield requirement for inclusion. Moreover, valuations are quite elevated, and we see better relative value in other segments of the market.

During the year we increased our exposure to the Energy and Financials sectors while slightly increasing our weightings to Technology and Healthcare. Energy and Financial companies rebounded strongly from 2020 lows. Oil prices have more than doubled and interest rates have increased 70 basis points3 since October of 2020. At current oil prices our energy companies have seen a dramatic increase in cash flow generation and have returned to growing their dividend payments. As the recovery continues our bank holdings have seen substantial increases in share buybacks and dividends. The companies are well capitalized and have high operating leverage to grow as the economy strengthens. On the other hand, we decreased our Consumer Discretionary, Consumer Staples, and Utilities weightings. We trimmed our Consumer Discretionary positions as they were approaching our full value targets. Consumer Staple and Utility companies traditionally face headwinds as interest rates move higher and the economy recovers. These defensive companies hold up better during economic weakness but tend to underperform following recessionary troughs. Consumer Staple companies also face higher input inflation as raw material prices have increased dramatically. We’ve remained focused on businesses with strong pricing power within the Consumer Staples sector.

Given the continued solid demand environment and businesses’ ability to raise prices, we are increasing our outlook for S&P 5004 earnings for 2021 to $200 (from $195) and for 2022 to $220 (from $210). The current forward P/E5 of 20.5x for the S&P remains elevated compared to the 10-yr median of 16-17x, but it has compressed from over 22x at the beginning of the year as earnings have continued to improve. As such we believe that current valuation for the overall market is well supported, but we wouldn’t be surprised to see some mean reversion in valuations, pushing up Value and lowering Growth segments of the broader market. Moreover, we find the dividend and buyback yield of equities to be quite compelling in a world where real yields remain challenging. We believe stocks continue to offer one of the best ways to hedge against even modestly higher inflation which in today’s low-rate environment will indeed nibble away at purchasing power.

Rocky Barber, CFA

David Pescherine, CFA

David Klatt, CFA

RNC Dividend Income Fund Portfolio Managers

[1]	The S&P 500 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those S&P 500 companies with lower price-to-book ratios and lower expected growth values. An investor cannot invest directly in an index.

[2]	The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. An investor cannot invest directly in an index.

[3]	A basis point is one hundredth of one percent.

[4]	The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% of the market cap of U.S. equities. An investor cannot invest directly in an index.

[5]	The Price to Earnings ratio is a valuation tool that measures the price of a security in relation to its earnings. According to this valuation measurement, the higher the number, the more you are paying per unit of earnings.

The views in this letter were as of October 31, 2021 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding. Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

RNC Genter Dividend Income Fund

FUND PERFORMANCE at October 31, 2021 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, with a similar investment in the S&P 500 Value Index and MSCI US Investable Market High Dividend Yield Index during the periods shown. Effective June 29, 2021, The Fund changed one of its performance benchmarks from the Russell 1000 Value Index to the S&P 500 Value Index. The Fund’s Advisor believes the S&P 500 Value Index provides similar information to the prior index, while providing better value to the shareholders. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Value Index is a performance benchmark that reflects the market sectors in which the Fund primarily invests. The MSCI US Investable Market High Dividend Yield Index is a performance benchmark reflecting returns of companies with high dividend yields similar to those companies held by the Fund. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2021	1 Year	5 Years	10 Years
RNC Genter Dividend Income Fund	40.72%	12.04%	10.99%
S&P 500 Value Index	40.90%	13.05%	13.06%
MSCI US Investable Market High Dividend Yield Index	38.26%	12.07%	12.93%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 5GENTER.

Gross and net expense ratios for the Fund were 2.17% and 1.25%, respectively, which were the amounts stated in the current prospectus dated March 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

RNC Genter Dividend Income Fund

FUND PERFORMANCE at October 31, 2021 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

RNC Genter Dividend Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2021

Number of Shares		Value
	COMMON STOCKS — 96.6%
	BASIC MATERIALS — 2.4%
4,545	International Flavors & Fragrances, Inc.	$670,160
	COMMUNICATIONS — 14.2%
21,100	Cisco Systems, Inc.	1,180,967
12,200	Comcast Corp. - Class A	627,446
19,600	Corning, Inc.	697,172
12,700	Omnicom Group, Inc.	864,616
10,000	Verizon Communications, Inc.	529,900
		3,900,101
	CONSUMER, CYCLICAL — 4.4%
4,300	Genuine Parts Co.	563,773
1,750	Home Depot, Inc.	650,545
		1,214,318
	CONSUMER, NON-CYCLICAL — 21.8%
8,730	AbbVie, Inc.	1,001,069
17,985	Altria Group, Inc.	793,319
12,200	Bristol-Myers Squibb Co.	712,480
11,600	CVS Health Corp.	1,035,648
9,200	Gilead Sciences, Inc.	596,896
3,300	Johnson & Johnson	537,504
7,300	Philip Morris International, Inc.	690,142
7,965	Tyson Foods, Inc. - Class A	636,961
		6,004,019
	ENERGY — 11.1%
10,500	Chevron Corp.	1,202,145
16,000	Enbridge, Inc.[1]	669,760
16,000	Phillips 66	1,196,480
		3,068,385
	FINANCIAL — 27.1%
27,400	Bank of America Corp.	1,309,172
685	BlackRock, Inc.	646,270
7,600	JPMorgan Chase & Co.	1,291,164
16,000	Lincoln National Corp.	1,154,400
11,700	Morgan Stanley	1,202,526
6,000	Travelers Cos., Inc.	965,280
14,000	Truist Financial Corp.	888,580
		7,457,392
	INDUSTRIAL — 7.5%
3,100	3M Co.	553,908
2,515	Lockheed Martin Corp.	835,785

RNC Genter Dividend Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
3,200	United Parcel Service, Inc. - Class B	$683,104
		2,072,797
	TECHNOLOGY — 3.7%
1,900	Broadcom, Inc.	1,010,173
	UTILITIES — 4.4%
7,500	Evergy, Inc.	478,125
5,795	Sempra Energy	739,616
		1,217,741
	Total Common Stocks
	(Cost $18,399,090)	26,615,086
	EXCHANGE-TRADED FUNDS — 2.1%
3,500	iShares Russell 1000 Value ETF	575,890
	Total Exchange-Traded Funds
	(Cost $577,469)	575,890
	SHORT-TERM INVESTMENTS — 1.6%
446,593	Fidelity Investments Money Market Treasury Portfolio - Institutional, 0.010%[2]	446,593
	Total Short-Term Investments
	(Cost $446,593)	446,593

	TOTAL INVESTMENTS — 100.3%
	(Cost $19,423,152)	27,637,569
	Liabilities in Excess of Other Assets — (0.3)%	(79,367)
	TOTAL NET ASSETS — 100.0%	$27,558,202

ETF – Exchange-Traded Fund

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2021

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	27.1%
Consumer, Non-cyclical	21.8%
Communications	14.2%
Energy	11.1%
Industrial	7.5%
Utilities	4.4%
Consumer, Cyclical	4.4%
Technology	3.7%
Basic Materials	2.4%
Total Common Stocks	96.6%
Exchange-Traded Funds	2.1%
Short-Term Investments	1.6%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2021

Assets:
Investments, at value (cost $19,423,152)	$27,637,569
Receivables:
Investment securities sold	53,177
Fund shares sold	7,627
Dividends and interest	69,917
Prepaid expenses	16,802
Total Assets	27,785,092

Liabilities:
Payables:
Investment securities purchased	155,159
Fund shares redeemed	12,468
Advisory fees	4,848
Distribution fees (Note 7)	5,871
Fund accounting and administration fees	8,618
Transfer agent fees and expenses	3,753
Custody fees	2,192
Auditing fees	18,898
Trustees' deferred compensation (Note 3)	6,497
Chief Compliance Officer fees	878
Trustees' fees and expenses	837
Accrued other expenses	6,871
Total Liabilities	226,890
Net Assets	$27,558,202

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$18,714,451
Total distributable earnings	8,843,751
Net Assets	$27,558,202

Shares of beneficial interest issued and outstanding	1,374,261
Net asset value per share	$20.05

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

Investment income:
Dividends (net of foreign withholdings taxes of $3,253)	$848,746
Interest	24
Total investment income	848,770

Expenses:
Advisory fees	232,190
Distribution fees (Note 7)	64,502
Fund accounting and administration fees	66,415
Transfer agent fees and expenses	22,189
Custody fees	10,464
Registration fees	26,200
Auditing fees	19,199
Shareholder reporting fees	15,447
Chief Compliance Officer fees	13,116
Legal fees	13,001
Trustees' fees and expenses	9,001
Miscellaneous	3,800
Insurance fees	2,201
Total expenses	497,725
Advisory fees waived	(149,428)
Advisory fees waived voluntary waiver	(25,780)
Net expenses	322,517
Net investment income	526,253

Realized and Unrealized Gain:
Net realized gain on investments	815,310
Net change in unrealized appreciation/depreciation on investments	6,444,049
Net realized and unrealized gain	7,259,359

Net Increase in Net Assets from Operations	$7,785,612

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$526,253	$467,744
Net realized gain (loss) on investments	815,310	(231,119)
Net change in unrealized appreciation/depreciation on investments	6,444,049	(1,974,180)
Net increase (decrease) in net assets resulting from operations	7,785,612	(1,737,555)

Distributions to Shareholders:
From distributable earnings	(515,441)	(1,540,214)
Total distributions to shareholders	(515,441)	(1,540,214)

Capital Transactions:
Net proceeds from shares sold	7,070,749	7,558,773
Reinvestment of distributions	431,526	1,221,655
Cost of shares redeemed[1]	(5,607,843)	(5,554,322)
Net increase in net assets from capital transactions	1,894,432	3,226,106

Total increase (decrease) in net assets	9,164,603	(51,663)

Net Assets:
Beginning of period	18,393,599	18,445,262
End of period	$27,558,202	$18,393,599

Capital Share Transactions:
Shares sold	393,496	500,870
Shares reinvested	23,450	73,155
Shares redeemed	(307,156)	(366,115)
Net increase in capital share transactions	109,790	207,910

[1]	Net of redemption fee proceeds of $2 and $1,852, respectively.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.55	$17.46	$17.83	$18.66	$16.34
Income from Investment Operations:
Net investment income[1]	0.38	0.39	0.40	0.38	0.34
Net realized and unrealized gain (loss)	5.49	(1.89)	1.25	0.48	2.73
Total from investment operations	5.87	(1.50)	1.65	0.86	3.07

Less Distributions:
From net investment income	(0.37)	(0.40)	(0.38)	(0.37)	(0.33)
From net realized gain	-	(1.01)	(1.64)	(1.32)	(0.42)
Total distributions	(0.37)	(1.41)	(2.02)	(1.69)	(0.75)

Redemption fee proceeds[1]	-	- [2]	-	- [2]	- [2]
Net asset value, end of period	$20.05	$14.55	$17.46	$17.83	$18.66

Total return[3]	40.72%	(9.55)%	11.30%	4.43%	19.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,558	$18,394	$18,445	$15,389	$16,313

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.93%	2.17%	2.23%	2.43%	2.30%
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.36%	1.59%	1.46%	0.86%	0.92%
After fees waived and expenses absorbed	2.04%	2.51%	2.44%	2.04%	1.97%
Portfolio turnover rate	25%	55%	36%	27%	29%

[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund NOTES TO FINANCIAL STATEMENTS October 31, 2021

Note 1 – Organization

RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in an open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2018-2021 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has voluntarily agreed to reduce its management fee from 0.90% to 0.80% of the Fund’s average daily assets until further notice. The Advisor may terminate this voluntary waiver at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary waiver. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. This agreement is in effect until February 29, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

For the year ended October 31, 2021, the Advisor waived advisory fees of $175,208 ($25,780 were voluntarily waived). The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2021, the amount of these potentially recoverable expenses was $443,321. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

2022	141,183
2023	152,710
2024	149,428
Total	$443,321

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2021 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2021, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2021, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At October 31, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$19,440,261

Gross unrealized appreciation	$8,279,383
Gross unrealized depreciation	(82,075)
Net unrealized appreciation	$8,197,308

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or asset value per share. For the year ended October 31, 2021, there was no reclassification between financial and tax reporting.

As of October 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$114,889
Undistributed long-term capital gains	538,051
Accumulated earnings	652,940

Accumulated capital and other losses	-
Unrealized appreciation on investments	8,197,308
Unrealized deferred compensation	(6,497)
Total accumulated earnings	$8,843,751

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

Distribution paid from:	2021	2020
Ordinary income	$515,441	$471,916
Net long-term capital gains	-	1,068,298
Total taxable distributions	$515,441	$1,540,214

During the fiscal year ended October 31, 2021, the Fund utilized $217,951 of non-expiring capital loss carry forwards.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2021 and the year ended October 31, 2020, the Fund received $2 and $1,852, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended October 31, purchases and sales of investments, excluding short-term investments, were $8,161,383 and $6,252,397, respectively.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC.

For the year ended October 31, 2021, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$26,615,086	$-	$-	$26,615,086
Exchange-Traded Funds	575,890			575,890
Short-Term Investments	446,593	-	-	446,593
Total Investments	$27,637,569	$-	$-	$27,637,569

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 10 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time

Note 11 – New Accounting Pronouncement

(a) Rule 18f-4

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

(b) Rule 2a-5

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

(c) Rule 12d1-4

The SEC adopted new Rule 12d1-4, which will allow registered investment companies (including business development companies (“BDCs”), unit investment trusts (“UITs”), closed-end funds, exchange-traded funds (“ETFs”), and exchange-traded managed funds (“ETMFs”) (an “acquiring” fund), to invest in other investment companies (an “acquired fund”), including private funds under a specific exception, beyond the limits of Section 12(d)(1), subject to the conditions of the rule. Rule 12d1-4 became effective January 19, 2021. Funds electing to rely on Rule 12d1-4 will have to comply with the rules by January 19, 2022.

(d) London Interbank Offered Rate (“LIBOR”)

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 20, 2021, to shareholders of record on December 17, 2021 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$ 0.3881	$ 0.0428	$ 0.0382

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust
and the Shareholders of the RNC Genter Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania December 30, 2021

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended October 31, 2021, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2021, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 5GENTER. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 24 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	1	Investment Managers Series Trust II, a registered investment company (includes 24 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quill [a]* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	1	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

A	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

RNC Genter Dividend Income Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2021

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	5/1/2021	10/31/2021	5/1/2021-10/31/2021
Actual Performance	$1,000.00	$1,035.00	$6.42
Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	6.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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RNC Genter Dividend Income Fund

A series of Investment Managers Series Trust

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
    Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
 Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 5GENTER.

RNC Genter Dividend Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-5GENTER.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$ 16,000	$ 15,900
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/07/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/07/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/07/2022